UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 2012

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-2640971
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22900 Shaw Road, Suite 111, Sterling, Virginia		20170
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 571-287-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On September 7, 2012, Sand Hill Finance, LLC and Iceweb, Inc. and IceWEB, Inc. entered into an agreement to amend the Financing Agreement in which Sand Hill Finance, LLC agreed to lower the interest rate on Iceweb’s existing debt from 21% per annum to 12% per annum.

Item 8.01.   Other.

On September 10, 2012, we issued a press release announcing the consummation of the transaction with Sand Hill Finance, LLC.  The press release is annexed hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

4.1 Ninth Amendment to Financing Agreement and Waiver

99.1	Press release dated September 10, 2012 regarding amendment to Financing Agreement with Sand Hill Finance, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: September 10, 2012	By:	/s/ Robert M. Howe III
Robert M. Howe III,
Chief Executive Officer

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